                                                                    EXHIBIT 10.1



                   PROFESSIONAL TRANSPORTATION GROUP LTD INC.
                        1950 Spectrum Circle, Suite B-100
                             Marietta, Georgia 30067


December 31, 1999

Thomson Kernaghan & Co. Ltd.
365 Bay Street, Tenth Floor
Toronto, Ontario M5H 2V2 Canada

Ladies and gentlemen:

         This letter will confirm that effective as of December 31, 1999, Professional Transportation Group Ltd., Inc. (the "Company") has engaged Thomson Kernaghan & Co. Ltd. (the "Agent"), on the terms set forth in this letter, to privately place on a best efforts basis with purchasers (each a "Purchaser" and collectively "Purchasers") who are not U.S. persons, up to US$2,500,000 in aggregate amount of the Company's 10% Convertible Debentures Due January 31, 2003 (the "Debentures"), in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and the safe harbor afforded by Regulation S of the Securities and Exchange Commission (the "SEC"). The Debentures shall be in the form of Annex I hereto, with appropriate insertions.

         1. The Debentures shall bear interest at the rate of 10% per year from the date of issuance, payable upon conversion, redemption or maturity, whichever occurs first. Interest shall be payable, at the holder's option, in cash or in shares of the Company's common stock ("Common Stock"). The Debentures shall be convertible from time to time in such amounts, as the Purchaser shall specify, beginning 30 days after the Initial Closing Date. The conversion price of the Debentures shall be the higher of (i) US$0.75 or (ii) the lower of 80% of the average closing bid price of the Common Stock quoted on the Nasdaq Small Cap Market for the three trading days preceding (x) the Initial Closing Date, or (y) the conversion date; i.e., in no event shall the Conversion Price be less that US$0.75 per share of Common Stock. The Company shall have the right to redeem the Debentures if the closing bid price of the Common Stock shall be less than $1.50 for any 20 consecutive trading days. The redemption period shall be the 30 trading days following such 20 consecutive trading days. The redemption price shall be 125% of the principal amount of the outstanding Debentures, plus accrued interest.

         2. The initial placement (the first tranche) of the Debentures shall be in the principal amount of US$600,000 (the "Initial Purchase"), and shall close on or before January 21, 2000 (the actual date of funding the Initial Purchase being the "Initial Closing Date").

         3. The Purchasers will establish a facility for the US$1,900,000 principal balance of the Debentures, upon which the Company may draw in additional tranches of up to $500,000 each, upon the following conditions: (i) the Registration Statement (defined below) shall have been filed, in the case of the second tranche, and shall be effective, in the case of all subsequent tranches; (ii) the Common Stock shall be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company shall be a reporting company under the Exchange Act and shall have filed in a timely manner all reports required of it under the Exchange Act and rules of the Securities and Exchange Commission (the "SEC"); (iii) the Common stock shall be listed on the Nasdaq Small Cap Market or National Market System; (iv) the average closing bid price of the Common Stock for the five trading days preceding such draw shall be above US$1.50; (v) the average daily trading volume for those five trading days shall be more than 25,000 shares (the Agent may, at its, discretion, waive conditions
(iv) and (v)); and (vi) the Company shall have delivered 600,000 to the Escrow Agent, registered in the Escrow Agent's street name, in DTC form, of shares of Common Stock.

         4. On the Initial Closing Date, the Company shall issue and deliver to the Agent (i) a warrant to purchase 214,285 shares of Common Stock (the "Purchasers' Warrant), and (ii) a warrant to purchase 142,857 shares of Common Stock (the "Agent's Warrant"), each at the price of $1.75 per share. The Purchasers' Warrant and the Agent's Warrant shall be in the form of Annex II to this Agreement, with appropriate insertions.

         5. Promptly upon the Agent's written acceptance of this engagement, and in any event by February 15, 2000, the Company shall file a registration statement under the Securities Act on Form S-3 (the "Registration Statement") for the purpose of registering the issuance of 150% of the shares of Common Stock underlying the Debentures (based upon the Initial Closing Date as the Conversion Date), and 100% of the Common Stock underlying the Purchaser's Warrants and the Placement Agent's Warrants. The Company shall use its reasonable best efforts to cause the registration statement to be declared effective by the SEC as soon as possible, and in any event by April 15, 2000. The Company shall cause the registration statements to remain effective until 30 days after the Debentures have been converted or redeemed and the Warrants exercised or expired. The Company shall also remain a reporting company under the Exchange Act and cause its shares to be quoted on the Nasdaq Small Cap Market until 30 days after the Debentures have been converted or redeemed and the Warrants exercised or expired.

         6. The Company acknowledges and agrees that the Agent will be substantially damaged if the Company does not cause the Registration Statement to be effective by April 15, 2000, and that those damages would be difficult, if not impossible to ascertain. Accordingly, if the Registration Statement has not been declared effective by April 15, 2000, then, (i) for each of the first 30 days after April 15, 2000 that the Registration Statement is not effective, the Company shall pay the Agent, as liquidated damages and not as a penalty, an amount per day equal to 2% per month of the aggregate unpaid principal amount of the outstanding Debentures; and (ii) for each day thereafter that the Registration Statement is not effective, the Company shall pay the Agent, as liquidated damages and not as a penalty, an amount per day equal to 3% per month of the aggregate unpaid principal amount of the outstanding Debentures, until the Registration Statement is effective.

         7. Contemporaneously with the execution of this Agreement, the Company shall execute an escrow agreement with the Agent as escrow holder (the "Escrow Agreement") in the form of Annex III to this Agreement, shall issue certificates for the 600,000 shares of Common Stock into which the Debentures and Warrants are convertible, registered in the name of Thomson

Kernaghan & Co. Limited, and shall deliver those certificates to the Agent as escrow holder pursuant to the terms of the Escrow Agreement. The certificates shall bear a legend indicating that they have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Common Stock underlying the Purchasers' Warrant and the Agent's Warrant shall be free and clear of any legends, liens, claims, stop orders or other restrictions. Not later than the third business day following the effective date of the Registration Statement, the Company shall cause the Common Stock underlying the Debentures, the Purchasers' Warrant and the Agent's Warrant to be registered in Agent's street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

         8. Each of the following conditions precedent must be satisfied prior to the Initial Purchase: (a) the Agent shall have received duly executed originals of (i) this Agreement, (ii) the Escrow Agreement, (iii) the Purchasers' Warrant, (iv) the Agent's Warrant, (v) the Debenture for the Initial Purchase; (vi) a resolution of the Company's board of directors authorizing the transactions contemplated by this Agreement; (vii) an opinion of the Company's legal counsel substantially in the form of Annex IV to this Agreement; and (b) the Escrow Holder shall have received the certificate for the 600,000 shares of Common Stock into which the Debentures representing the Initial Purchase are convertible, and the shares of Common Stock underlying the Purchasers' Warrant and the Agent's Warrant.

         9. The Company represents and warrants to the Agent that:

         (a) Incorporation, Good Standing, and Due Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Georgia; has the corporate power and authority to own its assets and to transact the business in which it is now engaged and proposes to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

         (b) Corporate Power and Authority. The Company's execution, delivery and performance of this Agreement, the Debentures, the Purchasers' Warrant, the Agent's Warrant and the Escrow Agreement, and the transactions contemplated hereby and thereby, including the Company's issuance, delivery and registration of the Common Stock underlying the Debentures, the Purchasers' Warrant and the Agent's warrant, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its stockholders, except for such approval as may be required, by the rules applicable to companies whose common stock trades on the Nasdaq Stock Market; (ii) contravene its charter or bylaws; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it; (iv) result in a breach of or constitute a default under any agreement or instrument to which it is a party or by which it or its properties may be bound or affected; or (v) cause it to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or any such agreement, or instrument. Such shares of Common Stock are duly authorized as under the

Company's Articles of Incorporation, and when issued and sold upon conversion of the Debentures and exercise of the Warrants will be fully paid and non-assessable.

         (c) Legally Enforceable Agreement. This Agreement is, and the Debentures, the Purchasers' Warrant, the Agent's Warrant and the Escrow Agreement when delivered will be, legal, valid and binding obligations of the Company' enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         (d) Litigation. Except as disclosed in reports and statements filed by the Company with the SEC, there is no pending or, to the Company's knowledge, threatened, action or proceeding against or affecting the Company before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Company or it ability, to perform its obligations under the this Agreement, the Debentures, the Purchasers' Warrant, the Agent's Warrant or the Escrow Agreement.

         (e) Registration and Listing of Common Stock. The Common Stock is listed on the Nasdaq Small Cap Market. The Company has filed all reports and other documents required of it by the Exchange Act, the rules and regulations of the SEC, and the rules and regulations of the National Association of Securities Dealers applicable to Nasdaq Small Cap companies. If required to maintain compliance with the listing requirements of the Nasdaq Stock Market, particularly the "Corporate Governance" rules, the Company shall solicit proxies from its shareholders in order to permit conversions of the Debentures in amounts that exceed 20% of the number of shares of Common Stock outstanding on the date of this Agreement. Each of the Company's reports and other documents filed with the SEC pursuant to the Exchange Act are true, correct and complete in all material respects. There are no material facts that relate to the Company's financial condition, operations or business, that are not disclosed in such reports and statements, that have not been disclosed in writing to the Agent.

         (f) Regulation S Compliance. (i) The Company is offering and selling the Debentures, the Purchasers' Warrant and the Agent's Warrant in an offshore transaction as defined by SEC Regulation S; (ii) no directed selling efforts with respect to the Debentures, the Purchasers' Warrant or the Agent's Warrant have been made by the Company or any of its affiliates, or by any person acting on behalf of any of the foregoing; and (iii) the Company has complied with all of the terms and conditions of SEC Regulation S to be complied with by it for an offshore offering of the Debentures, the Purchaser's Warrant and the Agent's Warrant.

         10. The Agent represents and warrants to the Company that it is not a U.S. person, and that it will not offer or sell any of the Debentures in the United States or to U. S. persons, as defined by SEC Regulation S.

         11. The Company agrees that without the Agent's prior written consent:
(i) until the Registration Statement is effective and for a period of 180 days thereafter, it will not offer or sell any Common Stock, or securities that are convertible into Common Stock, and (ii) until the Debentures have been converted, matured or redeemed, and until the Purchasers' Warrant and Agent's Warrant have been exercised or expired, it will not offer or sell any Common Stock, or securities that are convertible into Common Stock, at a price per share of Common Stock less than the greater of (x) the average closing bid price of the Common Stock for the three trading days preceding the date on which the Common Stock is sold or the securities converted, as the case may be, and (y) US$2.1875.

         12. The Company will pay the Agent a fee (the "Agent's Fee") in an amount equal to 10% (US$250,000) of the face amount of the Debentures, payable ratably upon the funding of the Debentures. The Company authorizes the Agent to withhold the applicable amount of the Agent's Fee and expenses from each funding.

         13.  General Provisions.

         13.1. Amendments, etc. No amendment, modification, termination, or waiver of any provision of this Agreement, nor consent to any departure by the Company to any of its provisions, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         13.2. Notices, Etc. All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

              If to the Agent:                                         If to the Company:
     Thomson Kernaghan & Co. Ltd.                             Professional Transportation Group Ltd., Inc.
     365 Bay Street, Tenth Floor                              1950 Spectrum Circle, Suite B-100
     Toronto, Ontario M5H 2V2                                 Marietta, Georgia 30067
     Attention: Mark E. Valentine, Chairman                   Attention: Dennis A. Bakal
     Facsimile No. (416) 367-8055                             Chief Executive Officer and President
                                                              Facsimile No. (770) 955-2894
     With a copy (that does not constitute
         notice) to:                                               With a copy (that does not constitute
     John M. Mann                                                      Notice) to:
     Attorney at Law                                          Judson B. Wagenseller
     1330 Post Oak Boulevard, Suite 2800                      Attorney at Law
     Houston, Texas 77056-3060                                2107 Bainbridge Row Drive
     Facsimile No. (713) 622-7185                             Louisville, Kentucky 40207
                                                              Facsimile No. (502) 899-5108

         13.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Agent, and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Agreement without the prior written consent of the Agent.

         13.4. Fees, and Expenses. The Company agrees to pay the reasonable fees and expenses incurred by the Agent in connection with the negotiation, administration or enforcement of this Agreement, including the reasonable fees and expenses of its legal counsel.

         13.5. Indemnity. The Company agrees to indemnify the Agent and its officers, directors, employees, agents and shareholders against, and agrees to hold each of them harmless from, any liability to or claim by any of the Purchasers of any nature whatsoever (whether in contract or tort or mixed), and any expenses (including attorney's fees) incurred, arising out of or related to its actions or failure to act, except for such actions or inaction that are illegal or that constitute willful misconduct under the laws of the province of Ontario or the national laws of Canada.

         13.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Georgia, then Georgia law shall govern the construction and enforcement of that provision.

         13.7. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.

         13.8. Company's Wiring Instructions. The Agent shall disburse the net proceeds from the sale of Debentures by wire transfer to the Company, as follows:

                  ------------------------------------------

                  ------------------------------------------

                  ------------------------------------------

                  Account Name:
                               -----------------------------

                  ------------------------------------------

                  Account Number:
                                  --------------------------

                  ABA Routing Number:
                                      ----------------------

Please indicate your acceptance of your engagement as Agent on the terms set forth in this Agreement by executing a copy of this letter in the space provided below, and returning an executed copy to us.

Sincerely,

Professional Transportation Group Ltd., Inc.


By /s/ Dennis A. Bakal
   -------------------

Name                                      Accepted, confirmed and agreed:
     -------------------------
Title CEO
Date signed 12/31/99                      Thomson Kernaghan & Co. Ltd.


                                          By  /s/ Mark Valentine
                                             --------------------------------
                                          Name Mark Valentine
                                              -------------------------------
                                          Title  Chairman
                                                -----------------------------
                                          Date Signed
                                                     ------------------------

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

US$ ....................                          Debenture No. ...............

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

                 10% Convertible Debenture Due January 31, 2003

         THIS DEBENTURE is one of a duly authorized issue of US$2,500,000 of 10% Convertible Debentures due January 31, 2003 (the "Debentures"), of Professional Transportation Group Ltd., Inc., a corporation duly organized and existing under the laws of the State of Georgia (the "Company") designated as its 10% Convertible Debentures due January 31, 2003.

         FOR VALUE RECEIVED, the Company promises to pay to the order of THOMSON KERNAGHAN & CO. LIMITED, AS NOMINEE, or other registered holder hereof
(collectively, the "Holder"), the principal sum of..............................
 .................................................. Dollars in lawful currency of the United States of America (US $...............) on January 31, 2003 (the
"Maturity Date"), and to pay interest on the principal sum outstanding from time to time on the Maturity Date at the rate of Ten Percent (10%) per year accruing from the date of initial issuance. Subject to the provisions of paragraph 4 below, the principal of and interest on this Debenture are payable at the option of the Holder, in shares of the Company's Common Stock ("Common Stock"). The Company will pay the principal of and interest upon this Debenture on the Maturity Date to the Holder in immediately available funds, in care of Thomson Kernaghan & Co. Ltd. as Agent (the "Agent"), at the Agent's address, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, or at such other address as the Agent shall designate by written notice to the Company. The delivery of such funds to the Agent shall constitute a payment and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of One Hundred Thousand United States Dollars (US $100,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. This Debenture may be transferred only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws, pursuant to registration thereunder or exemption therefrom. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         3. Registration under the Securities Act of 1933.

         (a) As soon as possible, and in any event on or before February 15, 2000, the Company shall, at no cost or expense to the Holder, file a registration statement (the "Registration Statement") under the Securities Act, for the purpose of registering the issuance of shares of Common Stock into which the Debentures are convertible. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible, and in any event on or before April 15, 2000. The Company shall cause the Registration Statement to continuously remain effective, and shall cause the Common Stock to be continuously registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and continuously quoted on the OTC Bulletin Board or listed on the Nasdaq Small Cap Market, until the thirtieth (30th) day after this Debenture shall have been fully converted, or matured, or redeemed, whichever occurs first.

         (b) In connection with the filing the Registration Statement, the Company shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (iii) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the Securities Act or advisable in connection with the proposed distribution of the securities; (iv) take all reasonable steps to qualify the Common Stock being registered for sale under the securities or blue sky laws in such reasonable number of states as the Holder may designate in writing and to register or obtain the approval of any federal or state authority that may be required in connection with the proposed distribution, except in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities; (v) notify the Holder of any stop order suspending the effectiveness of the registration statement and use reasonable efforts to remove such stop order; and (vi) furnish to the Holder, as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment, including all exhibits thereto, required to be prepared pursuant to this paragraph.

         (c) The Company acknowledges and agrees that the Holder will be substantially damaged if the Company does not cause the Registration Statement to be effective by April 15,



                                    ANNEX I

2000, but those damages would be difficult, if not impossible to ascertain. Accordingly, if the Registration Statement has not been declared effective by April 15, 2000, then, (i) for each of the first 30 days following April 15, 2000, that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 2% per month of the principal amount of this Debenture; and (ii) for each day thereafter that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 3% per month of the purchase price of this Debenture, until the Registration Statement is effective.

         4. The Holder of this Debenture is entitled, at its option, to convert at any time and from time to time beginning on the thirtieth (30th) day after the Initial Closing Date, all or any part of the principal amount of the Debenture, plus accrued interest. No fraction of shares (as such terms is defined in that certain letter agreement between the Company and Thomson Kernaghan & Co. Ltd. (the "Agreement") or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, this Debenture must be surrendered at the principal executive office of the Escrow Agent pursuant to an Escrow Agreement between the Company and Thomson Kernaghan & Co. Ltd., effective as of December 31, 1999, accompanied by written notice of conversion substantially in the form of Exhibit A to this Debenture, with appropriate insertions (a copy of which will also be sent to the Company, to the Chief Financial Officer's attention as a courtesy). The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed to Escrow Holder, or if earlier, the date set forth in such notice of conversion if the Debenture and such conversion notice is received by the Escrow Holder within three (3) business days therefrom. The Escrow Holder will deliver certificates representing the Common Stock into which the Debenture is converted within three (3) business days following receipt of the Debenture and conversion notice. The price per share of Common Stock into which this Debenture is convertible (the "Conversion Price") shall be the higher of (i) US$0.75 or (ii) the lower of 80% of the average closing bid price of the Common Stock quoted on the Nasdaq Small Cap Market for the three trading days preceding (x) the Initial Closing Date, or (y) the conversion date; I.E., IN NO EVENT SHALL THE CONVERSION PRICE BE LESS THAN US$0.75 PER SHARE OF COMMON STOCK. Notwithstanding anything to the contrary contained herein, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and any other Debentures issued pursuant to the Agreement and all shares of Common Stock issuable upon exercise of the warrants granted pursuant to the terms of the Agreement) requires the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on the date of the Agreement, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the Conversion Price for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the Conversion Price, unless the Company has obtained approval for such issuance pursuant to the rules of the Nasdaq Stock Market, or as otherwise permitted by the Nasdaq Stock Market, the Company hereby undertakes to solicit proxies for, and to use its reasonable best efforts to obtain, such approval, if such approval is required by the rules of the Nasdaq Stock Market.



                                    ANNEX I

     5. The Company shall have the right to redeem this Debenture if the closing bid price of the Common Stock shall be less than $1.50 for any 20 consecutive trading days, by giving the Holder written notice of its election to do so and depositing the redemption price with the Escrow Holder prior to the expiration of the redemption period.. The redemption period shall be the 30 trading days following such 20 consecutive trading days. The redemption price shall be 125% of the principal amount of the outstanding Debentures, plus accrued interest.

     6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place and rate, and in the coin or currency herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

     7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen
(15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     8. This Debenture shall be governed by and construed in accordance with the laws of the State of Georgia, provided however, that if any provision of this Debenture is unenforceable under the laws of Georgia but is enforceable under the laws of the Province of Ontario, Canada, then that provision shall be governed by and construed in accordance with the laws the Province of Ontario. Any controversy or claim arising out of or relating to this Debenture (whether in contract or tort, or both) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction.

     9.  The following constitute an "Event of Default":

         a. The Company shall default in the payment of principal or interest on this Debenture; or

         b. Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by the



                                    ANNEX I

Company in connection with the execution and delivery of this Debenture shall be false or misleading in any material respect at the time made; or

         c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

         d. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for it or a for a substantial part of its property or business; or

         e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

         f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

         g. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets, and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days in or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

         h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within one hundred twenty (120) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

         i. The Company shall fail to timely file the Registration Statement or cause it to become and remain effective as provided in this Debenture; or

         j. The Company shall fail to timely file all reports required of it under the Exchange Act, or the Common Stock shall fail to be registered under the Exchange Ac, or the Company, for any reason, shall not be a reporting company under the Exchange Act; or

         k. The Company shall have its Common Stock suspended or delisted from an exchange or suspended from a Nasdaq market from trading.

         Then, or at any time thereafter, and in each and every case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a



                                    ANNEX I
waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Notwithstanding the foregoing, payment of the principal of and accrued interest on this Debenture shall be subordinated to the prior right to payment of SouthTrust Bank, N.A. and its successors and assigns, pursuant to all presently existing credit agreements and arrangements between the Company and such bank, including any amounts which may be drawn by the Company in the future pursuant to an existing revolving line of credit or other future obligation to lend by such bank upon the occurrence of future events or conditions. The Holder, by acceptance hereof, acknowledges that no cash payments of principal or interest will be made to Holder without the consent of SouthTrust Bank, N.A. until and unless all credit arrangements between the Company and such bank have been satisfied in full.

     11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:                              Professional Transportation Group Ltd., Inc.
      ----------------------

                                    By
                                      -----------------------------------------
                                    Name
                                    --------------------------------------
                                    Title

                                    --------------------------------------
ATTEST:


-----------------------------------





                                    ANNEX I

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

   (To be executed by the Registered Holder in order to Convert the Debenture)


PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
C/O THOMSON KERNAGHAN & CO. LTD


         The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ______ into Shares of Common Stock of Professional Transportation Group Ltd., Inc. (the "Company") according to the conditions hereof, as of the date written above.


Date of Conversion
                  ---------------------------------------------

Applicable Conversion Price
                           ------------------------------------
Signature
         ------------------------------------------------------

Name
     ----------------------------------------------------------

Address:

         ------------------------------------------------------





                                    ANNEX I

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                THIS WARRANT WILL BE VOID AFTER JANUARY 31, 2003

                                     WARRANT

      TO PURCHASE .............................. SHARES OF COMMON STOCK OF

                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

                  This is to certify, That FOR VALUE RECEIVED,

                          THOMSON KERNAGHAN & CO. LTD.
                                 (the "Holder")

is entitled to purchase, subject to the provisions of this Warrant (including the Redemption Rights contained in Section 12 hereof), from Professional Transportation Group Ltd., Inc. (the "Company"), a Georgia corporation, at any time up to an including January 31, 2003, ......................................
(........................) shares of the Company's common stock ("Common Stock")
at a purchase price per share of One Dollar and Seventy Five Cents (US$1.75) in currency of the United States of America. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     SECTION 1. EXERCISE OF WARRANT. Subject to the Company's rights of redemption set forth in ss.12 hereof ("Redemption Rights"), this Warrant may be exercised in whole or in part at any time and from time to time up to and including January 31, 2003. If the date on which the Holder's right to purchase Common Stock expires is a day on which national banks in the United States of America are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to Thomson Kernaghan & Co. as Escrow Holder (the "Escrow Holder"), at 365 Bay Street, Toronto, Ontario M5H 2V2, Canada, with the Purchase Form annexed hereto (with a courtesy copy to the Company's Chief Financial Officer) duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, or if the Company should exercise any of its Redemption Rights, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Escrow Holder of this Warrant, in proper form for exercise, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. As soon as practicable after each exercise of this Warrant, the Escrow Holder will deliver the shares issuable upon such exercise to the Holder in accordance with the terms of the Escrow Agreement (the "Escrow Agreement") between the Company and the Escrow Holder dated as of December 31, 1999.

Notwithstanding anything to the contrary contained herein, in the event that an exercise pursuant to this Warrant (when aggregated with all conversions of portions of the Debentures issued pursuant to the Agreement and all shares of the Common Stock issuable upon exercise of this Warrant and any other warrant granted pursuant to the terms of the Agreement) requires the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on the date of the Agreement, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the Redemption Price (as defined below) for the number of shares of Common Stock in excess of such number of shares into which this Warrant (or the portion thereof then being exercised) is then exercisable at the Exercise Price, unless the Company has obtained shareholder approval for such issurance pursuant to the rules of the Nasdaq Stock Market, or as otherwise permitted by the Nasdaq Stock Market.

     SECTION 2. ISSUANCE AND DELIVERY OF SHARES. The Company hereby represents, warrants and agrees that at all times there shall be reserved for issuance and delivery to the Escrow Holder the number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Warrant Stock may be issued as provided herein, including, without limitation, the solicitation of shareholder proxies for the shareholder approval, without violation of any applicable law or regulation, or any requirements of the Nasdaq Stock Market, or any domestic securities exchange upon which the Common Stock may be issued.

     SECTION 3. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the closing bid price for the Common Stock on the Exercise Date as reported by the National Association of Securities Dealers.

     SECTION 4.  TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

         (a) This Warrant and the Warrant Stock have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state. This Warrant and the Warrant Stock are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the "Act"), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant or any portion hereof, has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for one or more Warrants, in such denominations as the Holder shall specify, registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant has not been registered under



                                    ANNEX II
     the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Stock issuable upon its exercise. The term "Warrant," as used herein, includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

         (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         (d) The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant.

     SECTION 5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder as the holder of this Warrant are limited to those expressed in this Warrant and the Escrow Agreement.

     SECTION 6. ANTI-DILUTION PROVISIONS. So long as this Warrant is outstanding, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock (other than treasury stock) without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock (other than treasury stock) without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance. For the purpose of this Section 6, the Common Stock's fair market value shall be the closing bid price for the Common Stock on the as reported by the National Association of Securities Dealers.

     SECTION 7. OFFICER'S CERTIFICATE. Whenever the Company shall determine the fair market value of the Common Stock pursuant to Section 3 hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, with its stock transfer agent and with the Escrow Holder, an officer's certificate showing the such fair market value and the date as of which it was determined, and setting forth in reasonable detail the facts requiring such determination and the facts, assumptions, methodology and calculations employed in determining such value. The Company shall forthwith deliver a copy of each such officer's certificate to the Holder, and the Company shall make all such officer's certificates available at all reasonable times for inspection by and copying by the Holder.

     SECTION 8. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company's capital stock, consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant), sale, lease or transfer of all or substantially all of the Company's property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected,



                                    ANNEX II
then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     SECTION 9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such classification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 6 hereof with the amount of the consideration received upon the issue thereof being determined by the Company's board of directors, such determination to be final and binding on the Holder.

     If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the purchase price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     SECTION 10. SPIN-OFFS. In the event the Company spins-off a subsidiary by distributing to the Company's stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.




                                    ANNEX II

     SECTION 11.  REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         (a) As soon as possible, and in any event on or before February 15, 2000, the Company shall, at no cost or expense to the Holder, file a registration statement (the "Registration Statement") under the Securities Act, for the purpose of registering the Common Stock underlying this Warrant. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible, and in any event on or before April 15, 2000. The Company shall cause the Registration Statement to continuously remain effective, and shall cause the Common Stock to be continuously registered under the Exchange Act and continuously listed on the NASD OTC Bulletin Board or on the Nasdaq Small Cap Market, until the thirtieth (30th) day after this Warrant shall have been fully exercised, or until it shall have expired, whichever occurs first.

         (b) In connection with filing the Registration Statement pursuant to
     Section 11(a) hereof, the Company shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (iii) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the Act or advisable in connection with the proposed distribution of the securities; (iv) take all reasonable steps to qualify the Warrant Stock being registered for sale under the securities or blue sky laws in such reasonable number of states as the Holder may designate in writing and to register or obtain the approval of any federal or state authority that may be required in connection with the proposed distribution, except in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;
     (v) notify the Holder of any stop order suspending the effectiveness of the registration statement and use reasonable efforts to remove such stop order; and (vi) furnish to the Holder, as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment, including all exhibits thereto, required to be prepared pursuant to this Section 11.

              (c) LIQUIDATED DAMAGES. The Company acknowledges and agrees that the Holder will be substantially damaged if the Company does not cause the Registration Statement to be effective by April 15, 2000, but those damages would be difficult, if not impossible to ascertain. Accordingly, if the Registration Statement has not been declared effective by April 15, 2000, then, (i) for each of the first 30 days following April 15, 2000 that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 2% per month of the aggregate purchase price of the Warrant Stock; and (ii) for each day thereafter that the Registration Statement is not effective, the Company shall pay the Holder, as liquidated damages and not as a penalty, an amount per day equal to 3% per month of the aggregate purchase price of the Warrant Stock, until the Registration Statement is effective.

     SECTION 12. THE COMPANY'S RIGHTS OF REDEMPTION. The Company shall have the following rights of redemption ("Redemption Rights"), and this Warrant and the Holder's right to exercise this Warrant are expressly subject thereto:

         (a) At any time and from time to time after the effective date of the Registration Statement, provided that the closing bid price of the Common Stock quoted by NASDAQ has then been more than US$8.00 for 20 or more consecutive trading days, the Company shall have the right, but not the obligation, to redeem this Warrant, by giving the Holder



                                    ANNEX II
     not less than 10 nor more than 20 calendar days' written notice of its election to do so (the "Redemption Notice") and calling for such redemption. The Redemption Notice shall specify (i) the date on which such shares of Warrant Stock, percentage of this Warrant and Warrant Stock to be redeemed (the "Redemption Date"), (ii) the place of redemption, which place shall be the office of the Escrow Holder set forth in Section 1 of this Warrant, (iii) the price at which this Warrant is being redeemed (the "Redemption Price"), which Redemption Price shall be (x) the closing bid price of the Common Stock quoted by NASDAQ on the date of the Redemption Notice, minus the Exercise Price, (y) times the number of shares of Warrant Stock for which this Warrant has not been exercised as of such date, and
     (iv) an explanation in reasonable detail of how the Company calculated the Redemption Price.

         (b) On or before the Redemption Date the Holder shall deliver this Warrant to the Escrow Holder, against payment of the Redemption Price. A least one business day before the Redemption Date the Company shall pay the Redemption Price to the Escrow Holder, in currency of the United States of America and in immediately available funds. On the Redemption Date the Escrow Holder will pay the Redemption Price to the Holder, to the extent that the Company has delivered the Redemption Price to the Escrow Holder. If the Holder does not tender this Warrant to the Escrow Holder, on the next business day following the Redemption Date, shall deposit the Redemption Price for the account of the Purchaser in a commercial bank whose deposits are insured by an instrumentality of the United States government, and the number of shares of Preferred Stock, the percentage of this Warrant and the number of shares of Warrant Stock called for redemption, all shall be deemed to have been redeemed as of the Redemption Date, and the shares of Preferred Stock called for redemption shall not be entitled to dividends from and after the Redemption Date.

     Section 13.  MISCELLANEOUS

All notices given under this Agreement and under the other Loan Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

              If to the Holder:                                        If to the Company
     Thomson Kernaghan & Co. Ltd.                             Professional Transportation Group Ltd., Inc.
     365 Bay Street                                           1950 Spectrum Circle, Suite B-100
     Toronto, Ontario M5H 2V2                                 Marietta, Georgia 30067
     Attention: Mark E. Valentine, Chairman                   Attention: Dennis A. Bakal
     Facsimile No. (416) 367-8055                             Chief Executive Officer and President
                                                              Facsimile No. (770) 955-2894
     With a copy (that does not constitute
         notice) to:                                               With a copy (that does not constitute
     John M. Mann                                                      notice) to:
     Attorney at Law                                          Judson B. Wagenseller
     1330 Post Oak Boulevard, Suite 2800                      Attorney at Law
     Houston, Texas 77056-3060                                2107 Bainbridge Row Drive
     Facsimile No. (713) 622-7185                             Louisville, Kentucky 40207
                                                              Facsimile No. (502) 899-5108




                                    ANNEX II

         (b) This Warrant is binding on and, except for the limitations on transfer and assignment contained in Section 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

         (c) This Warrant shall be governed by, and construed in accordance with the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Georgia, then Georgia law shall govern the construction and enforcement of that provision.

         (d) Any controversy or claim arising out of or relating to this Warrant (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.



Professional Transportation Group Ltd., Inc.


By
   ----------------------------------
Name
     --------------------------------
Title
      -------------------------------
Date signed
            -------------------------











                                    ANNEX II

                                  PURCHASE FORM





Date:
      --------------------

TO: PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
    C/O THOMSON KERNAGHAN & CO. LTD,

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________________________ shares of Common Stock, and hereby makes payment of US$____________________ in payment of the Exercise Price thereof.



                            -------------------------



                     INSTRUCTIONS FOR REGISTRATION OF STOCK


              Name:
                    -------------------------------------------------------
              Address:
                      -----------------------------------------------------
              City, State, Zip Code:
                                    ---------------------------------------




Signature:
          -----------------------------------------------------







                                    ANNEX II

                                ESCROW AGREEMENT

1.  Parties

         1.1. This Escrow Agreement (this "Agreement") is made and entered into effective as of December 31, 1999 (the "Effective Date"), by and between Professional Transportation Group Ltd., Inc. (the "Company") and Thomson Kernaghan & Co. Limited (the "Escrow Holder").

2.  Recitals.

         2.1. This Agreement is made with reference to the following facts and circumstances:

              (a) The Company is issuing and selling to Thomson Kernaghan & Co. Limited , as Agent, up to an aggregate of US$2,500,000 of the Company's 10% Convertible Debentures due January 31, 2003 (the "Debentures"), pursuant to a letter agreement (the "Debenture Purchase Agreement") effective as of the Effective Date. The Debentures are convertible into shares of the Company's common stock ("Common Stock"). Under the terms of the Debenture Purchase Agreement, the Company has agreed to issue and deliver to the Agent (i) a warrant to purchase 214,285 shares of the Company's Common Stock (the "Purchaser's Warrant"), and (ii) a warrant to purchase 142,857 shares of the Company's Common Stock (the "Agent's Warrant"). The Purchaser's Warrant and the Agent's Warrant as referred to each as a "Warrant" and collectively as the "Warrants." The Common Stock into which the Debentures are convertible is referred to as the Debenture Stock. The Common Stock to which the Warrants are subject is referred to as the "Warrant Stock."

              (b) The conversion price of the Debenture Stock is the higher of
     (i) US$0.75 or (ii) the lower of 80% of the average closing bid price of the Common Stock quoted on the Nasdaq Small Cap Market for the three trading days preceding (x) the Initial Closing Date, or (y) the conversion date; i.e., in no event shall the Conversion Price be less than US$0.75 per share of Common Stock.

              (c) The exercise price for the Warrant Stock is US$1.75 per share.

              (d) The Debentures mature, unless sooner converted or redeemed, on January 31, 2003.

              (e) The Warrants, unless sooner exercised or redeemed, expire on January 31, 2003.

              (f) Under the terms of the Debentures, the Company has agreed to file a registration statement ( the "Registration Statement") under the United States Securities Act of 1933 as amended (the "Securities Act"), for the purpose of registering the issuance and resale of the Debenture Stock and the Warrant Stock.

              (g) Under the terms of the Engagement Letter, the Company has agreed to execute this Agreement with the Escrow Holder, to issue certificates for the Debenture

     Stock (the "Debenture Stock Certificates") and the Warrant Stock (the "Warrant Stock Certificates"), registered in the name of the Escrow Holder, and to deliver those certificates to the Escrow Holder pursuant to the terms of this Agreement.

              (h) In accordance with the terms of the Engagement Letter, the Company is issuing US$600,000 of Debentures upon the execution of this Agreement (the "Initial Purchase").

         2.1. In consideration of the premises, and in order to establish the escrow for the Debenture Stock and the Warrant Stock required by the Engagement Letter, the Company is entering into this Agreement with the Escrow Holder.

3.  Escrow

         3.1. Contemporaneously with the execution of this Agreement, the Company shall deliver the Debenture representing 600,000 shares of Common Stock to the Escrow Holder, to be held, transferred, delivered and released in accordance with the terms of this Agreement. The Company shall also deposit with the Escrow Holder, copies of the Engagement Letter, the Debentures, the Purchaser's Warrant and the Agent's Warrant.

         3.2. All certificates for shares of Debenture Stock and Warrant Stock, shall be registered in the name of Thomson Kernaghan & Co. Ltd. The certificates shall bear a legend indicating that the shares evidenced thereby have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Debenture Stock and the Warrant Stock, and the certificate representing the same, shall be free and clear of any legends, liens, claims, stop orders or other restrictions.

         3.3. Not later than the third business day following the effective date of the Registration Statement, the Company shall cause all Debenture Stock and the Warrant Stock, and the certificates representing the same, to be registered in the street name of Thomson Kernaghan & Co. Ltd., in Depository Trust Company form, free and clear of any legends, liens, claims, stop orders or other restrictions.

         3.4. Subject to the rules and regulations of the Nasdaq Stock Market, upon the issuance of each additional Debenture, and as a condition precedent to the Agent's obligation to pay the purchase price therefor, the Company shall deposit with the Escrow Agent, the number of shares of Debenture Stock into which such Debenture is convertible, assuming a conversion price per share of US$0.75. Such shares shall be registered in the street name of Thomson Kernaghan & Co. Ltd., in Depository Trust Company form, free and clear of any legends, liens, claims, stop orders or other restrictions.

4. Release of Debenture Stock and Warrant Stock

         4.1. Upon receipt of a Conversion Notice, the Escrow Holder shall promptly (and in any event within three business days) release the number of shares of Debenture Stock specified in



                                   ANNEX III
the Conversion Notice to the person specified therein. If all of the unpaid principal of and interest on the Debenture is being converted; then the Escrow Holder shall endorse the Debenture as paid in full, and transmit the Debenture, so endorsed, and the Conversion Notice, to the Company. If the conversion is for less than all of the unpaid principal of and interest on the Debenture, the Escrow Holder shall endorse upon the Debenture the amount of principal thereof and interest thereon that is being converted, and transmit a copy of the Debenture, so endorsed, and the Conversion Notice, to the Company

         4.2. Upon receipt of a Warrant, together with an executed Purchase Form and the Exercise Price for the number of shares of Warrant Stock specified therein, the Escrow Holder shall promptly (and in any event within three business days (i) release the number of shares of Warrant Stock specified in the Purchase Form to the person specified therein; (ii) transmit a copy of the Warrant and Purchase Form to the Company; and (ii) disburse the Exercise Price for such Warrant Stock to the Company, either by check or wire transfer as the Company shall specify by written instructions to the Escrow Holder. Promptly upon the written request of the Escrow Holder, the Company shall issue replacement Warrants and deliver them to the Escrow Holder, upon any partial exercise of a Warrant ,or upon the transfer of a Warrant or any interest therein.

5.  Redemption

         5.1. If the Company shall elect to redeem any Debentures or Warrants, then not later than the business day immediately preceding the Redemption Date specified in the Redemption Notice the Company shall deliver to the Escrow Holder duly executed copies of all Redemption Notices and the Redemption Price in currency of the United States of America and in immediately available funds; otherwise, the Redemption Notice and the Company's election to redeem the Debentures or the Warrants shall be null, void and of no force or effect.

         5.2. Upon receipt of the Redemption Notice and Redemption Price on or before the business day immediately preceding the Redemption Date, the Escrow Holder shall, promptly after the Redemption Date, return the Debenture Stock or Warrant Stock for the redeemed securities then remaining to the Company, and upon receipt of the redeemed securities, pay the Redemption Price to the holders thereof, marked the redeemed securities "redeemed on [the Redemption Date] and canceled," and return the redeemed securities, so marked, to the Company.

6.  Termination and Resignation

         6.1. This Agreement, unless sooner terminated, shall terminate on the date on which all of the Debentures have been redeemed or converted, and all of the Warrants have been exercised or expired.

         6.2. The Escrow Holder may resign as such at any time, without liability therefor, by giving the Company and the Agent not less than 10 days prior written notice of its election to do so. In the event of the Escrow Holder's resignation, the Company shall promptly appoint a successor Escrow Holder acceptable to the Agent.


                                   ANNEX III

7. Limitation on the Escrow Agent's Liability; Indemnification.

         7.1. The Escrow Agent shall not be liable to the Company, to any Debenture holder, to any Warrant holder, or to any other person or entity for any action taken or omitted by it, except for the Escrow Holder's own gross negligence or willful misconduct. Without limiting the generality of the foregoing:

              (a) The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting in reliance upon, any notice, certificate, instrument, request, paper or other document believed by it to be genuine and made, sent, signed or presented by the Company, any Debenture holder, any Warrant holder, or any other person or entity.

              (b) The Escrow Holder shall not be responsible or liable for the genuineness, validity or sufficiency of any Debenture, Warrant, stock certificate, notice or other instrument delivered to it, including without limitation the genuineness of any signature thereon, or of the identity or authority of any person executing or delivering the same.

         8.2. The Escrow Holder shall not be obligated to take any action to defend or enforce this Agreement, or to appear in, prosecute or defend any action or legal proceeding, or to file any income or other tax return that, in the Escrow Holder's opinion, would or might involve any cost, expense, loss or liability, unless, and as often as required by it, the Company shall furnish it with security and indemnity satisfactory to it against all such cost, expense, loss and liability.

         8.3. The Escrow Holder shall not be responsible for the validity or enforceability of any provision of this Agreement, or for the execution thereof by the Company, or for the truth or accuracy of any recitals or other statements of fact contained in this Agreement.

         8.4. The Escrow Holder is not, and shall not be deemed for any purpose to be, a fiduciary under this Agreement or otherwise, for the Company, for any Warrant holder, or for any other person or entity.

         8.5. Except for matters for which the Escrow Holder is liable to the Company under paragraph 7.1 of this Agreement, the Company hereby agrees to defend and indemnify the Escrow Holder and its shareholders, directors, officers, employees and agents, and to hold each of them harmless from and against any and all judgments, awards, orders, damages, claims, demands, liability, penalties, costs, and expenses (including attorney fees and court or arbitration costs) of any nature whatsoever, directly or indirectly arising out of or relating to this Agreement, or any act or omission of the Escrow Holder hereunder. This indemnity shall survive termination of this Agreement.

9.  Miscellaneous Provisions.

         9.1. No amendment, modification, termination, or waiver of any provision of this Agreement, nor consent to any departure by the Company from any of its provisions, shall in any event be effective unless the same shall be in writing and signed by the Escrow Holder, and then



                                   ANNEX III
such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         9.2. All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

              If to the Escrow Holder:                                 If to the Company
     Thomson Kernaghan & Co. Ltd.                             Professional Transportation Group Ltd., Inc.
     365 Bay Street                                           1950 Spectrum Circle, Suite B-100
     Toronto, Ontario M5H 2V2                                 Marietta, Georgia 30067
     Attention: Mark E. Valentine, Director                   Attention: Dennis A. Bakal
     Facsimile No. (416)  860-6140                            Chief Executive Officer and President
                                                              Facsimile No. (770) 955-2894

     With a copy (that does not constitute                         With a copy (that does not constitute
         notice) to:                                                   Notice) to:
     John M. Mann                                                  Judson B. Wagenseller
     Attorney at Law                                               Attorney at Law
     2200 Post Oak Boulevard, Suite 614                            2107 Bainbridge Row Drive
     Houston, Texas 77056-4706                                     Louisville, Kentucky 40207
     Facsimile No. (713) 622-7185                                  Facsimile No. (502) 899-5108

         9.3. No failure or delay on the part of the Escrow Holder in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

         9.4. This Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Holder, and their respective successors and assigns, except that the Company may not assign or transfer any of its r rights under this Agreement without the prior written consent of the Escrow Holder.

         9.5 The Company agrees to pay on demand all reasonable costs and expenses incurred by the Escrow Holder in connection with the preparation, execution, delivery, filing, and administration of this Agreement, and of any amendment, modification, or supplement hereto, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Escrow Holder incurred in connection with advising the Escrow Holder as to its rights and responsibilities hereunder. The Company also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of this Agreement, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Company shall pay any and all stamp and other taxes and fees payable



                                   ANNEX III
or determined to be payable in connection with the issuance, transfer and deliver of any Warrant or Warrant Stock, and agrees to hold the Escrow Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

         9.6. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Georgia, the Georgia law shall govern the construction and enforcement of that provision.

         9.7. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and January be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators January make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.

      IN WITNESS WHEREOF, the Company and the Escrow Holder have executed this Agreement as of the Effective Date.

The Escrow Holder:                      The Company:

Thomson Kernaghan & Co. Limited         Professional Transportation Group Ltd.,
                                        Inc.


By                                      By
   -----------------------------           -----------------------------------
Name                                    Name
     ---------------------------             ---------------------------------
Title                                   Title
      --------------------------             ---------------------------------
Date signed                             Date signed

--------------------------------        --------------------------------------



                                   ANNEX III

                        OPINION OF THE COMPANY'S COUNSEL




January  ____, 2000

Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2

Ladies and gentlemen:

We refer to the letter agreement (the "Agreement") dated January 20, 2000, between Professional Transportation Group Ltd., Inc. (the "Company"), a Georgia corporation, and Thomson Kernaghan & Co. Limited as Agent (the "Agent"). Capitalized terms used that are defined in the Agreement are used in this opinion with the meanings ascribed to them in the Agreement, unless otherwise defined herein.

We have acted as counsel to the Company in connection with the authorization, execution, and delivery of the Agreement, the Escrow Agreement, the Debentures, the Purchaser's Warrant, the Agent's Warrant (collectively, the "Transaction Documents"), the Common Stock underlying the Debentures, the Purchasers' Warrant and the Agent's Warrant, and in connection with the authorization of the transactions contemplated thereby.

In rendering this opinion letter, as stated above, we have relied, as to factual matters that affect our opinion, solely on our examination of the Transaction Documents. Without limiting the generality of the foregoing, we have made no independent verification of the representations and warranties of the Company or third parties contained in the Transaction Documents or information contained in any certificates of public officials. In rendering this opinion letter, we have assumed without independent investigation, and our opinion is so qualified, that with respect to any performance by the Company or compliance with permits or other governmental codes, or the like, that the Company has or will comply with such permits, codes, or other requirements imposed.

In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Transaction Documents and the transactions contemplated thereby.

We are admitted to practice in the State of Georgia. We express no opinion as to the laws of any jurisdiction other than the laws of the State of Georgia and the federal laws of the United States of America. Without limiting the generality of the foregoing sentence, we express no opinion as to the laws of the Province of Ontario, Canada. This letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards Applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "Interpretive Standards"), which Interpretative Standards are incorporated in this opinion letter by this reference. In the event of a conflict in the definitions of such capitalized terms appearing in both the Interpretive Standards and the Transaction Documents, the definitions appearing in the Transaction Documents shall be applicable to this opinion letter.

For purposes of this opinion, we have assumed that Agent has all requisite power and authority, and has taken any and all necessary corporate action, to execute and deliver the Transaction Documents, and we are assuming that the representations and warranties made by Agent in the Transaction Documents and pursuant thereto are true and correct.

Based on the foregoing, and having due regard for legal considerations that we deem relevant, we are of the opinion that:

1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, has the corporate power to own its assets and to transact the business in which it is presently engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification, except where failure to be so qualified would not have a material adverse effect on the Company.

2. The Company has full power, authority, and legal right to execute, deliver, and perform the terms of the Transaction Documents.

3. The execution, delivery, and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action of the Company.

4. The Transaction Documents (except for Debentures that have not been executed and delivered) constitute, and each Debenture, when executed by the Company and delivered to the Agent will constitute, the legal, binding, and valid obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement (but not validity) may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws generally affecting the enforcement of the rights of creditors.

5. The execution, delivery, and performance of the Transaction Documents: (i) will not violate (a) any law or regulation; or (b) any order, writ, or decree of any court or governmental instrumentality of which we have knowledge (and we have made inquiry as to the existence


                                    ANNEX IV
      thereof); or (c) the Articles of Incorporation or Bylaws of the Company; or (d) any agreement or instrument to which the Company is a party or which purports to be binding upon it or any of its assets, of which we have knowledge (and we have made inquiry as to the existence and terms thereof), except for any violations that would not have a material adverse effect on the Company or the consummation of the transaction.

6. To our knowledge, no consent of any person or entity (including, but not limited to, stockholders of the Company) and no license, approval, or authorization of, or registration or declaration with, any governmental authority, bureau, or agency, is required in connection with the execution, delivery, and performance of the Transaction Documents. Without limiting the generality of the foregoing, the Company's issuance of the Debentures, the Purchasers' Warrant and the Agent's Warrant are exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, and the securities laws of the State of Georgia.

7. After making inquiry, and except as disclosed in the reports and statements filed by the Company with the Securities and Exchange Commission, we have no knowledge of any actions, suits, investigations, arbitrations, or proceedings (whether or not purportedly in behalf of the Company) pending or threatened against or affecting the Company, or any of its assets, that involve any of the transactions contemplated by the Transaction Documents, or which may result on a material adverse change in the business, operations, assets, prospects, or condition (financial or otherwise) of the Company.

8. The Transaction Documents, except for the Debentures, have been duly executed and delivered by the Company.

9. The Common Stock underlying the Debentures, the Purchasers' Warrant and the Agent's Warrant is duly authorized by the Company's Articles of Incorporation, and when issued in accordance with the Transaction Documents, will be fully paid and non-assessable.

The opinions expressed in this letter are for the benefit of the Agent who may purchase Debentures, and may not be relied on by any other person (there being no third party beneficiaries hereof, intended or otherwise) without our prior written consent. This opinion letter is limited to the matters expressly set forth herein and no opinion is implied or may be inferred beyond the matters expressly set forth herein. This opinion letter is issued and our opinions herein are expressed as of the date hereof. We disclaim any obligations to update this opinion.











                                    ANNEX IV
                                      -3-